Vanguard® Utilities Index Fund
Schedule of Investments (unaudited)
As of May 31, 2023
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value ($000)
Common Stocks (99.6%)
Electric Utilities (61.3%)
	NextEra Energy Inc.	12,558,887	922,576
	Southern Co.	6,774,831	472,544
	Duke Energy Corp.	4,783,259	427,097
	American Electric Power Co. Inc.	3,192,828	265,388
	Exelon Corp.	6,171,421	244,697
	Xcel Energy Inc.	3,415,145	222,975
	Constellation Energy Corp.	2,032,965	170,810
*	PG&E Corp.	10,049,618	170,240
	Edison International	2,374,903	160,353
	Eversource Energy	2,164,143	149,824
	Entergy Corp.	1,316,448	129,275
	FirstEnergy Corp.	3,377,744	126,294
	PPL Corp.	4,574,810	119,860
	Evergy Inc.	1,424,993	82,436
	Alliant Energy Corp.	1,558,774	80,214
	Pinnacle West Capital Corp.	702,940	54,323
	NRG Energy Inc.	1,441,657	48,714
	OGE Energy Corp.	1,243,185	43,859
	IDACORP Inc.	314,141	32,693
	Portland General Electric Co.	555,173	27,054
	Hawaiian Electric Industries Inc.	680,138	24,424
	PNM Resources Inc.	506,158	23,243
	ALLETE Inc.	355,764	21,193
	Avangrid Inc.	479,971	18,013
	Otter Tail Corp.	232,868	17,281
	MGE Energy Inc.	224,512	16,111
			4,071,491
Gas Utilities (4.4%)
	Atmos Energy Corp.	896,799	103,383
	UGI Corp.	1,300,668	36,380
	New Jersey Resources Corp.	601,391	29,137
	ONE Gas Inc.	343,803	27,827
	National Fuel Gas Co.	541,267	27,556
	Southwest Gas Holdings Inc.	442,721	25,912
	Spire Inc.	326,167	21,061
	Chesapeake Utilities Corp.	110,359	14,093
	Northwest Natural Holding Co.	223,283	9,534
			294,883
Independent Power and Renewable Electricity Producers (3.5%)
	AES Corp.	4,151,224	81,945
	Vistra Corp.	2,121,511	50,853
[1]	NextEra Energy Partners LP	537,324	32,196

		Shares	Market Value ($000)
	Ormat Technologies Inc. (XNYS)	333,552	28,385
	Clearway Energy Inc. Class C	509,123	14,627
*,1	Sunnova Energy International Inc.	642,685	11,350
	Clearway Energy Inc. Class A	205,787	5,655
*	Montauk Renewables Inc.	312,316	2,168
*,1	Altus Power Inc. Class A	394,793	1,875
			229,054
Multi-Utilities (25.8%)
	Sempra Energy (XNYS)	1,952,981	280,311
	Dominion Energy Inc.	5,184,266	260,665
	Consolidated Edison Inc.	2,150,284	200,622
	Public Service Enterprise Group Inc.	3,095,782	184,973
	WEC Energy Group Inc.	1,957,875	171,020
	DTE Energy Co.	1,279,339	137,657
	Ameren Corp.	1,529,185	123,971
	CenterPoint Energy Inc.	3,909,055	110,275
	CMS Energy Corp.	1,810,278	104,960
	NiSource Inc.	2,563,349	68,929
	Black Hills Corp.	411,406	25,075
	NorthWestern Corp.	371,039	20,997
	Avista Corp.	467,333	19,324
	Unitil Corp.	99,282	5,231
			1,714,010
Water Utilities (4.6%)
	American Water Works Co. Inc.	1,208,207	174,526
	Essential Utilities Inc.	1,559,068	63,517
	American States Water Co.	229,600	20,393
	California Water Service Group	344,615	19,612
	SJW Group	181,998	13,928
	Middlesex Water Co.	109,737	8,928
	York Water Co.	88,143	3,738
			304,642
Total Common Stocks (Cost $6,656,489)			6,614,080
Temporary Cash Investments (0.1%)
Money Market Fund (0.1%)
[2,3]	Vanguard Market Liquidity Fund, 5.125% (Cost $6,056)	60,566	6,055
Total Investments (99.7%) (Cost $6,662,545)			6,620,135
Other Assets and Liabilities—Net (0.3%)			19,408
Net Assets (100.0%)			6,639,543
Cost is in $000.
*	Non-income-producing security.
1	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $5,601,000.
2	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3	Collateral of $6,014,000 was received for securities on loan, of which $6,014,000 is held in Vanguard Market Liquidity Fund

Derivative Financial Instruments Outstanding as of Period End

Over-the-Counter Total Return Swaps
Reference Entity	Termination Date	Counterparty	Notional Amount ($000)	Floating Interest Rate Received (Paid)[1] (%)	Value and Unrealized Appreciation ($000)	Value and Unrealized (Depreciation) ($000)
Ameren Corp.	1/31/24	GSI	8,506	(5.074)	—	(418)
PG&E Corp.	8/31/23	BANA	18,634	(5.054)	—	(82)
					—	(500)
1	Based on 1M USD Overnight Bank Funding Rate as of the most recent payment date. Floating interest payment received/paid monthly.
1M—1-month.
BANA—Bank of America, N.A.
GSI—Goldman Sachs International.
A. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
B.  Swap Contracts: The fund has entered into equity swap contracts to earn the total return on selected reference stocks in the fund’s target index. Under the terms of the swaps, the fund receives the total return on the referenced stock (i.e., receiving the increase or paying the decrease in value of the selected reference stock and receiving the equivalent of any dividends in respect of the selected referenced stock) over a specified period of time, applied to a notional amount that represents the value of a designated number of shares of the selected reference stock at the beginning of the equity swap contract. The fund also pays a floating rate that is based on short-term interest rates, applied to the notional amount. At the same time, the fund generally invests an amount approximating the notional amount of the swap in high-quality temporary cash investments.
A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded as an asset (liability) and as unrealized appreciation (depreciation) until periodic payments are made or the termination of the swap, at which time realized gain (loss) is recorded.
C.  Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund’s investments and derivatives as of May 31, 2023, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks	6,614,080	—	—	6,614,080
Temporary Cash Investments	6,055	—	—	6,055
Total	6,620,135	—	—	6,620,135
Derivative Financial Instruments
Liabilities
Swap Contracts	—	500	—	500